Long-Short Fund (closed to new investors)

Summary Prospectus  February 28, 2015

As Amended December 31, 2015

Class	A	C	I	Y
Ticker	DIAMX	DHFCX	DHLSX	DIAYX

Before you invest, you may want to review the fund’s Prospectus, which contains information about the fund and its risks. The fund’s Prospectus and Statement of Additional Information, both dated February 28, 2015, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund’s Prospectus and other information about the fund, go to http://www.diamond-hill.com/documents/mutual-funds/, email a request to info@diamond-hill.com, call 888-226-5595, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

Investment Objective

The investment objective of the Diamond Hill Long-Short Fund is to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Diamond Hill Funds. More information about these and other discounts is available from your financial professional and in the Sales Charges section on page 39 of the fund’s prospectus and the Shares of the Funds section on page 26 of the fund’s statement of additional information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum Sales Charge (load) Imposed on Purchases as a % of offering price	5.00%	None	None	None
Maximum Deferred Sales Charge (on redemptions in the first year as a percentage of the amount invested or the current value, whichever is less)	None	1.00%	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	0.90%	0.90%	0.90%	0.90%
Distribution (12b-1) fees	0.25%	1.00%	None	None
Other expenses
Administration fees	0.24%	0.24%	0.20%	0.10%
Dividend expenses and fees on short sales	0.43%	0.43%	0.43%	0.43%
Total other expenses	0.67%	0.67%	0.63%	0.53%
Acquired fund fees and expenses	0.02%	0.02%	0.02%	0.02%
Total annual fund operating expenses	1.84%	2.59%	1.55%	1.45%

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$678	$1,050	$1,446	$2,551
Class C	Sold Held	362 262	805 805	1,375 1,375	2,925 2,925
Class I	Sold or Held	158	490	845	1,845
Class Y	Sold or Held	148	459	792	1,735

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategy

The fund, under normal market conditions, invests its assets in U.S. equity securities of any size capitalization that Diamond Hill Capital Management, Inc. (“the Adviser”) believes are undervalued and selling short equity securities of any size capitalization the Adviser believes are overvalued. Equity securities consist of common and preferred stocks

The Adviser focuses on estimating a company’s value independent of its current stock price. To estimate a company’s value, the Adviser concentrates on the fundamental economic drivers of the business. The primary focus is on “bottom-up” analysis, which takes into consideration earnings, revenue growth, operating margins and other economic factors. The Adviser also considers the level of industry competition, regulatory factors, the threat of technological obsolescence, and a variety of other industry factors. If the Adviser’s estimate of a company’s value differs sufficiently from the current market price, the company may be an attractive investment opportunity. In constructing a portfolio of securities, the Adviser is not constrained by the

DIAMOND HILL FUNDS	|	SUMMARY PROSPECTUS	|	FEBRUARY 28, 2015 AS AMENDED DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Long-Short Fund Summary	As of February 28, 2015 As Amended December 31, 2015

sector or industry weights in the benchmark. The Adviser relies on individual stock selection and discipline in the investment process to add value. The highest portfolio security weights are assigned to companies where the Adviser has the highest level of conviction.

The fund also will sell securities short. Short sales are effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the fund. The frequency of short sales will vary substantially in different periods, and it is not intended that any specified portion of the fund’s assets will as a matter of practice be invested in short sales. The fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 40% of the value of the fund’s net assets.

Once a stock is purchased or sold short, the Adviser continues to monitor the company’s strategies, financial performance and competitive environment. The Adviser may sell a security (or repurchase a security sold short) as it reaches the Adviser’s estimate of the company’s value; if it believes that the company’s earnings, revenue growth, operating margin or other economic factors are deteriorating (or improving in the case of a short sale); or, if it identifies a stock that it believes offers a better investment opportunity.

Main Risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund.

Equity Market Risk  Overall equity market risks may affect the value of the fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the fund’s investments goes down, your investment in the fund decreases in value.

Small Cap and Mid Cap Company Risk  Investments in small cap and mid cap companies may be riskier than investments in larger, more established companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap and mid-cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Short Sale Risk  The fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the fund may be reduced or eliminated or the short sale may result in a loss. The fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.

Securities Lending Risk  To generate additional income, the fund may lend its portfolio securities to financial institutions. Loaned securities will be secured by cash collateral that the fund may invest in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the fund will lose money from the investment of the cash collateral. Borrower default risk is the risk that the fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Management Risk  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results. In addition, there is no guarantee that the use of long and short positions will succeed in limiting the fund’s exposure to domestic stock market movements, sector-swings or other risk factors. The strategy used by the fund involves complex securities transactions that involve risks different than direct equity investments.

Performance

The following bar chart and table show two aspects of the fund: volatility and performance. The bar chart shows the volatility — or variability — of the fund’s annual total returns over time, and shows that fund performance can change from year to year. The table shows the fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the fund. Of course, the fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.

DIAMOND HILL FUNDS	|	SUMMARY PROSPECTUS	|	FEBRUARY 28, 2015 AS AMENDED DECEMBER 31, 2015	|	DIAMOND-HILL.COM

Long-Short Fund Summary	As of February 28, 2015 As Amended December 31, 2015

CLASS I ANNUAL TOTAL RETURN YEARS ENDED 12/31

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/14

The average annual total returns for the fund’s Class A and C shares below are reduced to reflect the maximum applicable sales charges for each class of shares and assume Class C shareholders redeem all of their shares at the end of the period indicated and pay the contingent deferred sales charge then applicable. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for are shown Class I shares only and will vary from the after-tax returns for the other share classes.

	Inception Date of Class	One Year	Five Year	Ten Year
Class I Before Taxes	1/31/05	7.55%	8.29%	7.19%
After Taxes on Distributions		7.55	8.25	6.86
After Taxes on Distributions and Sale of Fund Shares		4.27	6.54	5.74
Class A Before Taxes	6/30/00	1.88	6.88	6.28
Class C Before Taxes	2/13/01	5.44	7.18	6.03
Class Y Before Taxes	12/30/11	7.68	8.25	6.96
Russell 1000 Index		13.24	15.64	7.96
60% Russell 1000 Index/40% BofA Merrill Lynch U.S. T-Bill 0-3 Month Index		7.86	9.39	5.61

Historical performance for Class I and Class Y shares prior to their inception is based on the performance of Class A shares. Class I and Class Y performance has been adjusted to reflect differences in sales charges.

The Fund’s primary benchmark, the Russell 1000, is a widely recognized unmanaged market-capitalization weighted index measuring the performance of the largest 1,000 U.S. companies, based on total market capitalization basis.

The Fund’s secondary benchmark, the 60% Russell 1000 Index/40% BofA Merrill Lynch U.S. T-Bill 0-3 Month Index, is a blended index representing a 60% weighting of the Russell 1000 index as described above, and a 40% weighting of the BofA Merrill Lynch U.S. T-Bill 0-3 Month Index. The BofA Merrill Lynch U.S. T-Bill 0-3 Month Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.

Portfolio Management

Investment Adviser

Diamond Hill Capital Management, Inc.

Portfolio Managers

R.H. (Ric) Dillon

Portfolio Manager

since 6/2000

Christopher Bingaman

Portfolio Manager

since 4/2007

Charles Bath

Assistant Portfolio Manager

since 10/2002

Buying and Selling Fund Shares

The fund is closed to new investors, with certain limited exceptions. Additional information is available in a Supplement to the Prospectus dated May 8, 2015.

Minimum Initial Investment

Class A, C, and I:  $2,500

Class Y:  $500,000

To Place Orders	Mail:
Diamond Hill Long-Short Fund
P.O. Box 183179
Columbus, OH 43218-3179
Phone: 888-226-5595

Transaction Policies

In general, you can buy or sell (redeem) shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You also may buy and sell shares through a financial professional.

Dividends, Capital Gains and Taxes

The fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.

Potential Conflicts of Interest

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

DIAMOND HILL FUNDS	|	SUMMARY PROSPECTUS	|	FEBRUARY 28, 2015 AS AMENDED DECEMBER 31, 2015	|	DIAMOND-HILL.COM

325 John H. McConnell Blvd, Suite 200

Columbus, OH 43215

SUM-LS-022815

DIAMOND HILL FUNDS	|	SUMMARY PROSPECTUS	|	FEBRUARY 28, 2015 AS AMENDED DECEMBER 31, 2015	|	DIAMOND-HILL.COM